THIS  LEASE  is  made  this 4 day of June, 1999, by and between ZNB, LLP, a
                                 -        ----
Maryland limited liability partnership, by Hill Management Company, Inc., its agent, (hereinafter referred to as "Lessor"); and Easton Bank & Trust Company, a
                                                  ------------------------------
Maryland  corporation,  whose  address  is  300  Market Street, Denton, Maryland
---------------------                       ------------------------------------
21629,  (hereinafter  referred  to  as  "Lessee").
-----

     WITNESSETH, that for and in consideration of the mutual covenants contained herein, the parties agree as follows:

     1.     GRANT-  In  consideration  of  the  rents,  covenants and agreements
            -----
hereinafter set forth, Lessor leases to Lessee and Lessee rents from Lessor, those certain Premises located 300 Market Street, Denton, Maryland 21629, being more particularly described in Paragraph 2 below.

     2.     DESCRIPTION  OF  PREMISES  -  The leased Premises are located at 300
            -------------------------
Market Street, Denton, Maryland 21629 and known as Suite 300 of the Carter Building, containing approximately 1733 square feet outlined on the attached
                                      ----
plat  labeled  "Exhibit  A"  (hereinafter  referred  to  as  "the  Premises").

     3.     TERM  -  The  term  of  this Lease shall be for a period of 5 years,
            ----                                                        -
which  shall  commence on the 1st day of Sept., 1999, and shall terminate on the
                                         -----
last  day  of  August,  2004.  Provided  the  lessee is not in default under the
               ------
Lease,  the  Lessee  shall have the option to lease the premises for up to three
(3) additional five (5) year terms, consecutive to the initial term. In the event that the first option period is not exercised the remaining two (2) option periods shall immediately terminate. In the event that the second option period is not exercised, the third option period shall immediately terminate. The option shall be exercised, in writing, delivered to the Lessor as provided herein no later than the ninetieth day prior to the end of each term then existing. The rent for each option term shall be increased ten (10%) percent over and above the immediate preceding term; otherwise, all other terms and provisions herein will remain the same from term to term.

     4.     RENT
            ----

            4.1.   Base  Rent  -  Original Term.  Lessee agrees to pay to Lessor
                   ----------------------------
Base Rent in the sum of One Hundred twenty-nine thousand nine hundred seventy-five ($129,975.00) Dollars, base rent shall be paid in equal monthly installments of $2,166.25, on or before the first day of each calendar month hereunder, without demand being made therefor. Monthly payments of rent shall be made payable to Lessor and mailed or delivered to Lessor at 315 High Street, Charleston, Maryland 21620, or to such other person, or at such other place, as Lessor may, from time to time, designate in writing.

            4.2.   Payment  of Rent.  It is agreed and understood by all parties
                   ----------------
to this Lease that any rental payment not received by Lessor within fifteen (15) days of the due date shall be subject to imposition of a late charge of ten percent (10%) of the monthly rental. Said late charge, if not remitted with the delinquent rental payment shall be due and payable with the following rental payment and shall constitute Additional Rent.

            4.3.   Taxes  and Assessments.  Lessor agrees to pay all real estate
                   ----------------------
taxes and assessments against the property. The parties hereto recognize that this Lease is entered into based on a tax assessment and rate established on July 1 of the year this Lease is executed. The Lessee hereby agrees that, upon demand from Lessor, the Lessee will pay as Additional Rent, an amount equal to its proportionate share of any increase of real estate taxes assessed against or attributable to the premises if any such increases are made during the term of this Lease.

            4.4   First  Right  of  Refusal.  During  the  term of this Lease or
                  -------------------------
during any of the renewal terms called for herein, in the event the principal of the Lessor elects to sell the Carter Building to a third party (which is defined to be a person not a member of the Zebulon J. Brodie family or entity of which no member of the Brodie family is a principal), Lessor agrees to transmit by regular mail to the address stated herein, a copy of terms related to the sale of the Carter Building to the Lessee. The Lessee shall have the right for a period of seven (7) days after the terms of the sale are transmitted to the Lessee as provided therein, to purchase the Carter Building upon the exact same terms upon which the principal is willing to sell the Carter Building to a third party, provided Lessee delivers written confirmation thereof to Lessor within said seven (7) days, which written election must include the cash deposit called for in the terms of the offer, otherwise this right shall terminate without any further action by any party and be of no further force or effect. The provision does not apply to gifts, inter-family or inter-entity transfers, and is subordinate to all existing liens, including refinances. In the event that the Lessee defaults under this Lease or declines to exercise any of the options called for herein, the right of first refusal shall immediately terminate on the earliest of these dates.

     5.     USE  -  The  Premises  are  to  be  used  for  the purpose of retail
            ---
financial services and for no other purposes whatsoever without prior written consent of Lessor. Lessee shall, at its own cost and expense, obtain any and all licenses and permits for such use and shall satisfy any and all laws, regulations, and ordinances applicable thereto.

     6.     PARKING  -  This  Lease  does  not  include  the  right  to parking.
            -------

     7.     MAINTENANCE
            -----------

            7.1. Lessee, at Lessee's expense, shall keep and maintain the interior of the Premises in good order and repair, and shall return same to Lessor at the termination of this Lease (and/or any renewal) in the same condition as received, reasonable wear and tear excepted.

            7.2. Lessee agrees to replace any plate, window or door glass broken in the Premises, with glass of like kind and quality, except when said plate, window or door glass is broken by reason of defective construction of the Building, or due to negligent repair of this Building by Lessor. Lessee shall further obtain and maintain during the term of this Lease and any renewal, at Lessee's expense, plate glass insurance on the Premises in such amount and with such insurer as may be satisfactory to Lessor. If Lessor so requires, Lessor shall be designated as a named insured on any such policy of insurance and Lessee shall provide Lessor with proof of such insurance upon Lessor's request. In the alternative, and at Lessor's option, Lessor may purchase such insurance and Lessee shall pay Lessee's Proportionate Share of the cost of such insurance to Lessor as Additional Rent hereunder.

     8.     ALTERATIONS,  ADDITIONS  AND  IMPROVEMENTS
            ------------------------------------------

            8.1. Lessor shall prepare the Premises in accordance with Exhibit A at Lessee's expense. All such alterations, additions and improvements shall become the property of Lessor.

            8.2. Upon Lessor's completion of the work provided for in Section 8.1., or at such earlier time as Lessor may agree, Lessee may make such other improvements to the Premises in preparation for and in the conduct of its business as Lessee deems necessary and/or appropriate, at Lessee's expense. Lessee, however, shall make no further alterations to and/or additions to the Premises without Lessor's prior written consent. Lessee warrants that any and such alterations, additions and/or improvements made pursuant to this subsection shall be made in a good, workmanlike manner and in full and complete compliance with all laws, rules, regulations, and ordinances and in satisfaction of the requirements of such building, fire, safety, health and other codes as may now be or hereafter become applicable, without cost to Lessor. All alterations, additions and improvements shall become the property of the Lessor; however, upon written notice by Lessor to Lessee, Lessee shall remove such alterations, additions and improvements prior to the expiration of this Lease and/or renewal term and restore the Premises to their original condition at Lessee's expense.

            8.3. If any mechanics lien, materialmen's lien or other lien is filed against the Premises, the Building, the property upon which the Building is located and/or any portions thereof, by reason of any work, labor, equipment, materials and/or services, furnished and/or alleged to have been furnished to or for Lessee or for any changes, alterations, additions, improvements and/or repairs made by Lessee, Lessee shall cause said lien to be released of record within five (5) days after the filing of such lien. Lessee shall further indemnify and hold Lessor harmless from any and all claims, demands, suits, actions, losses, liability and damages arising out of and/or relating to any such lien or claim of lien.

     9.     TRADE  AND OTHER FIXTURES - Lessee may, at Lessee's expense, install
            -------------------------
or cause to be installed such equipment, machinery, trade and/or other fixtures as are reasonably necessary for the operation and conduct of Lessee's business. Any such trade fixtures shall remain Lessee's personal property and may be removed by Lessee, provided that Lessee shall repair at Lessee's expense any damage to the Premises resulting from the installation and/or removal of such trade fixtures.

     10.     CASUALTY  DAMAGE  -  Upon the occurrence of any casualty, damage or
             ----------------
destruction affecting the Premises, Lessee shall give immediate notice to Lessor. If, in the opinion of Lessor, the Premises are rendered substantially unfit for occupancy or use by any such casualty, damage or destruction, or Lessor should decide not to rebuild or remodel the Premises, this Lease shall cease and Base Rent and Additional Rent shall abate from the occurrence of such casualty or vacation of the Premises, whichever is later. If, in the opinion of Lessor, the Premises are not hereby rendered substantially unfit for occupancy or use, Lessor shall promptly and diligently restore so much of the Premises as was damaged to its condition at the commencement of this Lease, exclusive of the tenant Improvement Items, at the cost of any negligent party or its insurer, with no abatement of rent.

     11.     FIRE  INSURANCE  -  Lessor shall provide, and pay the premiums for,
             ---------------
fire and extended coverage to protect the Building with coverage amounts and with an insurer satisfactory to Lessor. Lessee will not do anything in or about the Premises that will contravene or affect any insurance which Lessor may place thereon.

     12.     INSURANCE  AND  LIABILITY
             -------------------------

             12.1 Lessee, at Lessee's sole expense, shall maintain in force continuously throughout the term of this Lease and/or any renewal, a comprehensive general liability policy with respect to the Premises and Lessee's occupancy, use and/or time to time but in no event less than $500,000.00 for any one person and $1,000,000.00 for any one occurrence with respect to death, bodily injury and/or personal injury and $100,000.00 for each occurrence with respect to damage and/or destruction of property; such insurance shall be with an insurer satisfactory to Lessor and shall include coverage for and/or against assumed and/or contractual liability under this Lease. Such insurance shall include Lessor and Lessor's management agent as named insured and Lessee shall promptly furnish Lessor with a Certificate from the insurer that such insurance is in effect. In the event that the insurer imposes any premium charge on Lessor and/or Lessor pays the premium for such insurance, Lessee shall reimburse Lessor for such charges; Lessee shall pay such charges as Additional Rent.

             12.2 Lessor and its management agent shall not be liable and/or responsible for, and Lessee shall indemnify and hold Lessor and its management agent harmless against any and all damages and claims for damages, including but not limited to damages and/or claims for damages for the death, bodily injury and/or personal injury to any person and/or any injury, loss and/or damage to any property occurring on and/or relating to or arising out of Lessee's occupancy and/or use of the Premises, the Building and/or their appurtenances, unless such death, bodily injury, personal injury and/or injury, loss or damage to property and other damage was proximately caused by the negligent and/or intentionally tortious act or omission of the Lessor, its management agent and/or some agent, servant, and/or employee for whose conduct they are legally responsible. Notwithstanding the foregoing, Lessor and its management agent shall not be liable and/or responsible for any such damages and/or claims for damages for any such injury, loss and/or damage occurring on or about the Premises, the Building and/or their appurtenances, regardless of whether such injury, loss and/or damage was proximately caused by the negligent act or omission of Lessor and its management agent and/or an agent, servant, and/or employee for whose conduct they are legally responsible where such Premises, Building and/or appurtenances are within the exclusive control of Lessee.

             12.3. Lessee further agrees that Lessor shall not be liable and/or responsible for, and to hold Lessor harmless against any and all intentionally tortious and/or negligent act and/or omissions of any other persons leasing from Lessor and their agents, servants, employees, contractors, invitees, and/or visitors.

     13.     COMPLIANCE  WITH  LAWS  - Lessee agrees to promptly comply with all
             ----------------------
applicable and valid laws, ordinances and regulations of any and all Federal, State, County, Municipal or other lawful authorities pertaining to the use and occupancy of the Premises. Lessee warrants and represents that no materials or substances which, under Federal, State, or Local law, statute, ordinance, or regulation or court order or private agreement which require special handling and collection, storage, treatment, or disposal will be placed or located in or near the premises.

     14.     ASSIGNMENT  AND  SUBLETTING - Lessee shall not assign this Lease or
             ---------------------------
allow the same to be assigned by operation of law or otherwise, or sublet the Premises or any part thereof, or use permit same to be used for any purpose other than as above specified, without Lessor's prior written consent, which consent will not be unreasonably withheld. Any such assignment or sublease without Lessor's consent shall be void and of no force and effect. Any permitted assignment or sublease shall be subject to all of the terms and conditions of this Lease and Lessee shall remain primarily liable for the payment of the rent and the performance of all of the terms and conditions hereof. If any partnership interest or corporate share of stock of Lessee are transferred by sale, assignment, bequest, inheritance, operation of law or otherwise, so as to result in a change of the voting control of Lessee by those owning a majority of the interest in Lessee as of the date hereof, such transfer shall constitute an assignment for the purposes hereof and shall require
Lessor's prior written consent thereto. In any event, Lessee shall notify Lessor of such change of control and Lessor may terminate this Lease at any time thereafter upon sixty (60) days' prior written notice to Lessee.

     15.     BANKRUPTCY  -  Should  Lessee  make  an  assignment  for benefit of
             ----------
creditors, file for bankruptcy, or have any involuntary petition in bankruptcy filed against it, such action shall constitute a breach of the Lease, which shall automatically terminate all rights of Lessee under this Lease. Upon the filing of a petition by or against Lessee under the Federal Bankruptcy Code (or any successor federal bankruptcy statute), Lessee, as debtor and/or as debtor in possession, and any trustee who may be appointed, agree to perform each and every obligation of Lessee under this Lease, including, but not limited to, the payment of all monetary obligation hereunder, until such time as this Lease is either rejected or assumed by order of a United States Bankruptcy Court, or other federal court having jurisdiction over bankruptcy matters.

     16.     EMINENT  DOMAIN-  If  all  or any part of the Premises known as The
             ---------------
Carter Building, Denton, Maryland are the subject of a "quick take" proceeding or are taken under power of eminent domain or conveyed under threat of condemnation proceedings, and in its sole discretion, Lessor shall determine that the Premises are unsatisfactory for the purpose of this Lease, then this Lease shall terminate effective as of the date Lessor is required to give up the right to occupy or use the Premises or any portion thereof. Lessee shall have no right to make any claim against Lessor because of such termination, nor to participate in any awards, and its sole remedy shall be removal of trade fixtures placed therein and abatement of future rent.

     17.     ATTORNEYS  FEES  -  Lessee shall pay Lessor all costs, expenses and
             ---------------
charges incurred by Lessor in collecting any sums due Lessor under this Lease, and/or enforcing any provisions of this Lease, and/or recovering any damages and/or losses from Lessee to which Lessor is legally entitled, including, but not limited to attorney's fees in the amount of 25% of the amount of any unpaid rent.

     18.     DEFAULT
             -------

             18.1 In the case of any default by Lessee in any of the terms and/or conditions of this Lease (other than any default occasioned by the institution of bankruptcy proceedings and/or an assignment for the benefit of creditors which shall be governed by Section 15 of this Lease), Lessor, at Lessor's option, may recover the Premises if such default continues uncured for a period of thirty (30) days after Lessor notifies Lessee of such default and of Lessor's intention to recover the Premises. Upon the giving of such notice and the expiration of such thirty (30) day period, unless Lessee shall have cured the default during that time, Lessor shall be entitled to the benefit, without further notice (all statutory notice requirements being hereby expressly waived), of all the provisions of law for speedy recovery of lands and tenements as now are in force or which may hereafter be enacted and/or to reenter, repossess and/or relet the Premises as the agent of Lessee for any balance of the then term and collect rent therefor. And in any event, the Lessor may distrain, by any legal means, for any overdue installment of rent or rental payment and may enter the property for such purpose by force if necessary without liability, which liability is hereby expressly waived. In the event of reletting by the Lessor as agent for the Lessee, the reletting shall be on such terms, conditions and rentals as the Lessor deems proper, and the proceeds that may be collected from same, less the expense of reletting, including any broker's commission and costs for the repair, restoration and/or preparation of the Premises for reletting, shall be applied against the rental to be paid by Lessee, and Lessee shall be liable for any balance that may be due under this Lease or any renewal, and such reletting shall not operate as termination of this Lease or any renewal or as a waiver or postponement of any right of the Lessor against the Lessee. Any recovery of the Premises, institution of proceedings to recover the Premises, reentry, repossession and/or reletting hereunder shall not operate as, nor shall it be interpreted or construed as a termination of this Lease or any renewal, and shall not relieve Lessee of its liability and obligations under this Lease and Lessee shall in all events remain liable for the full amount of Base Rent and Additional Rent provided for in this Lease and for any deficiency or loss of such rent; Lessor, at Lessor's option, may recover such rent and/or damages for the loss of rent in separate actions from time to time as Lessee's liability and/or obligation to pay rent accrue or would have accrued had Lessee not defaulted. Any such recovery, institution of legal proceedings, reentry, repossession, and/or reletting shall be in addition to and without prejudice to any rights and/or remedies which Lessor may otherwise have.

             18.2 Notwithstanding any provision of Section 18.1 to the contrary, Lessor shall be entitled immediately upon a default by Lessee to avail himself of all rights and remedies afforded Lessor by this Lease and/or law, without any notice to Lessee and without giving Lessee any grace period if such default arises under Section 15 of this Lease, or if Lessee has defaulted in and/or breached the same and/or any other term and/or condition of this Lease during the twelve (12) months preceding such current default and for which notice was given (whether or not subsequently cured), or if such default is of such a nature as to give rise to an emergency situation which in Lessor's reasonable judgment requires Lessor to take immediate action to cure default.

     19.     HOLDING  OVER  -  Should Lessee continue to occupy the Premises, or
             -------------
any portion thereof, after the termination of this Lease (and/or any renewal) and unless otherwise agreed in writing, Lessee shall pay Lessor on demand an amount equal to one hundred percent (100%) of the rent due for the last full month of the then term of this Lease (or renewal) for each month or portion thereof that Lessee continues to occupy all or any part of the Premises. Such payments shall not be deemed to be rent and acceptance of any such payments by Lessor shall not be deemed or construed to convert Lessee into a month to month tenant or otherwise grant Lessee any right to remain in possession of the Premises or so as to otherwise impair Lessor's right to the immediate possession of the Premises. Similarly, any such payments shall be in addition to and without prejudice to Lessor's right to recover any damage to which Lessor otherwise would be entitled as a result of Lessee's holding over.

     20.     RIGHT OF ENTRY - Notwithstanding any other provisions of this Lease
             --------------
to the contrary, Lessor and its agents shall have the right to enter the Premises at any reasonable times to inspect the Premises, to exhibit the Premises to any existing or prospective purchasers, lessees and/or mortgagees, to make any alterations, improvements and/or repairs, or for any other purpose relating to the operation and/or maintenance of the Premises and/or Building. Unless it would otherwise be impractical because of any emergency, Lessor shall give Lessee at least twenty-four (24) hours notice of Lessor's intention to enter the Premises and Lessor shall use reasonable efforts to avoid interfering with Lessee.

     21.     SUBORDINATION  -  This  Lease  is  subject  and subordinate  to all
             -------------
mortgages, deeds of trust, or other debt instruments which may now or hereafter affect such Lease, the Building, site or other improvements thereon. The foregoing provisions shall be self operative and no further instrument of subordination shall be required by any mortgagee or other interested partly, provided, however, that in confirmation of such subordination Lessee shall, upon request of Lessor, execute and deliver, in recordable form, any instrument of subordination required by Lessor, and Lessee hereby does constitute and appoint Lessor as Lessee's attorney-in-fact to execute any such subordination instrument on behalf of Lessee.

     22.     CONTINUOUS  USE  - Anything herein to the contrary notwithstanding,
             ---------------
this Lease shall be deemed in default if Lessee shall discontinue the business referred to in Paragraph 5 herein, and Premises shall become or appear vacant, or Lessee abandons or appears to abandon the Premises. Under any of the aforesaid conditions, the Lessor may exercise its rights as stated in Paragraph 18 herein.

     23.     NO PARTNERSHIP - By execution of this Lease, Lessor does not in any
             --------------
way become for any purpose a partner, principal, master, agent, servant, and/or employee of the Lessee in the operation and/or conduct of Lessee's business, nor does Lessor assume, nor become subject to any responsibility or liability therefor and Lessee agrees to indemnify and hold Lessor harmless against any and all claims or demands, of whatever nature, arising out of the operation and conduct of Lessee's business.

     24.     NOTICES  -  Any  notice required or permitted hereunder shall be in
             -------
writing and delivered either in person against hand receipt to the other party or other party's authorized agent, or by the United States Certified Mail Return

Receipt Requested, postage fully paid, to the address set forth hereinafter, or to such other address as either party may designate in writing and delivered as herein provided.

              LESSEE:     William  David  Hill
                          501  Idlewilde  Avenue
                          Easton,  Maryland  21601

                          R.  Michaels  Menzies
                          501  Idlewilde  Avenue
                          Easton,  Maryland  21601

                          Jeff  Heflebower
                          300  Market  Street
                          Denton,  Maryland  21629

              LESSOR:     HILL  MANAGEMENT  COMPANY,  INC.
                          315  High  Street
                          Chestertown,  MD  21620

     25.     SEVERABILITY  - No determination by any court, governmental body or
             ------------
otherwise that any provision of and/or amendment to this Lease is invalid or unenforceable in any instance shall affect the validity or enforceability of such provision and/or amendment in any other instance not controlled by such determination and no such determination as to any provision and/or amendment shall affect the validity or enforceability of any other provisions, the terms and conditions of this Lease being severable.

     26.     COMPLETE  AGREEMENT - This Lease constitutes the complete agreement
             -------------------
between the Lessor and Lessee and supersedes any and all other agreements, understandings, representations, and/or statements between them as to the subject matter of this Lease.

     27.     WAIVER  -  Any  waiver of any term or condition of this Lease shall
             ------
extend to the particular case only, and only in the manner specified and shall not be construed as applying to or in any way waiving any further rights under this Lease. No waiver of any term or condition of this Lease by Lessor shall be effective unless in writing and signed by Lessor and/or its management agent.

     28.     AMENDMENTS  - This Lease may be amended or modified only by written
             ----------
agreement  signed  by  all  parties.

     29.     RULES  AND  REGULATIONS - Lessor shall have the option to establish
             -----------------------
at its sole discretion, reasonable rules and regulations governing the use of the Premises, Building and the Property by all tenants, their visitors, invitees and employees, and to amend the same from time to time, and a violation thereof may constitute a default hereunder, at the option of Lessor.


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     30.     PERSONAL  PROPERTY  -  All personal property placed or moved in the
             ------------------
premises above described shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the Building or of other person whomsoever.

     31.     HEIRS  AND  ASSIGNS  - This Lease shall be binding upon the parties
             -------------------
hereto and their respective heirs, personal representatives, successors in interest and assigns.

     32.     VENUE  AND  JURISDICTION  -  Lessor and Lessee agree that any claim
             ------------------------
and/or controversy arising out of and/or relating to this Lease shall be brought only in the District Court of Maryland for Caroline County and/or Circuit Court of Maryland for Caroline County, to whose jurisdiction the parties hereby agree and submit; nothing in this Section however, shall preclude either party from bringing any appropriate Third Party Claim, Cross Claim or other claim against the other in any action or suit instituted in any other Court by anyone not a party to this Lease. Lessor and Lessee hereby mutually waive any right to trial by jury in any action instituted by or against the other arising out of this Lease.

     33.     QUIET  ENJOYMENT  -  Lessor  covenants  that  Lessee, so long as it
             ----------------
complies with terms hereof, shall peaceably and quietly hold and enjoy the Premises for the term of this Lease.

     WITNESS the hands and seals of the parties hereto as of the day and year first above written.


WITNESS:                                    LESSEE:

                                            EASTON  BANK  AND  TRUST  COMPANY, A
                                            Maryland  Banking  Association

/s/  Kelly  A.  Tebbitt                     BY:/s/  Jeff  Heflebower      (SEAL)
-----------------------                        ---------------------------------
                                               Ex  Vice  President

WITNESS:                                    LESSOR:

                                            HILL MANAGEMENT COMPANY,  INC.,  For
                                            ZNB,  LLP

/s/  Kelly  A.  Tebbitt                    BY:  /s/  Zebulon J. Brodie    (SEAL)
-----------------------                         --------------------------------


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